                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated January 9, 2001, which is

incorporated by reference in this Registration Statement (Form

N-1A Nos. 2-70427 and 811-03131) of Alliance Technology Fund,

Inc.





ERNST & YOUNG LLP


New York, New York
October 25, 2001


























00250200.AX0